Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events [Abstract]
Subsequent events
22.	Subsequent events

Management has evaluated subsequent events after the balance sheet date, through the issuance of these financial statements, for appropriate accounting and disclosures. We raised USD 8.8 (CHF 8.0) million, net of sales agent commissions, from the sale 764,977 of our ordinary shares pursuant to our ATM program in February 2021.